UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 25, 2020

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

001-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road Suite 300 Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248)  258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	TCO	New York Stock Exchange

6.5% Series J Cumulative Redeemable Preferred Stock, No Par Value	TCO PR J	New York Stock Exchange

6.25% Series K Cumulative Redeemable Preferred Stock, No Par Value	TCO PR K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 25, 2020, Taubman Centers, Inc. (“TCO” or the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of February 9, 2020 (the “Merger Agreement”), by and among the Company, The Taubman Realty Group Limited Partnership, a Delaware limited partnership (the “Taubman Operating Partnership” and, together with the Company, the “Taubman Parties”), Simon Property Group, Inc., a Delaware corporation (“Simon”), Simon Property Group, L.P., a Delaware limited partnership (the “Simon Operating Partnership”), Silver Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Simon Operating Partnership (“Merger Sub 1”), and Silver Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub 1 (“Merger Sub 2” and, together with Simon, the Simon Operating Partnership and Merger Sub 1, the “Simon Parties”), which provides, subject to the satisfaction or waiver of certain conditions, that Merger Sub 2 will be merged with and into the Taubman Operating Partnership (the “Partnership Merger”) and the Company will be merged with and into Merger Sub 1 (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”).

As of June 5, 2020, the record date for the Special Meeting, there were 61,615,267 shares of the Company’s common stock, par value $0.01 per share (the “Taubman common stock”), and 26,079,159 shares of the Company’s Series B Non-Participating Convertible Preferred Stock, par value $0.001 per share (the “Taubman Series B preferred stock” and together with the Taubman common stock, the “Taubman voting stock”) outstanding.  At the Special Meeting, a total of 75,223,060 shares of Taubman voting stock, representing approximately 85.77% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	Merger Agreement Proposal. The proposal to adopt and approve the Merger Agreement and the Mergers.

(2)	Advisory Compensation Proposal. The non-binding, advisory proposal to approve compensation that may become payable to the named executive officers of the Company in connection with the Mergers.

(3)
Adjournment Proposal.  The proposal to approve an adjournment of the Special Meeting, even if a quorum is present, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.

For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 29, 2020.

Adoption of the Merger Agreement Proposal required the affirmative vote of (i) at least two-thirds of the outstanding shares of Taubman voting stock entitled to vote thereon (voting together as a single class), (ii) at least a majority of Taubman Series B preferred stock entitled to vote thereon, and (iii) at least a majority of the outstanding shares of Taubman voting stock entitled to vote thereon (voting together as a single class), but excluding the outstanding shares of Taubman voting stock owned of record or beneficially by Robert S. Taubman (“R. Taubman”), the Company’s Chairman, President and Chief Executive Officer, William S. Taubman (“W. Taubman”), the Company’s Chief Operating Officer, and certain entities and trusts affiliated with R. Taubman, with W. Taubman, or with other members of their immediate family (collectively, the “Taubman family members”).  Adoption of the Advisory Compensation Proposal required the affirmative vote of two-thirds of the outstanding shares of Taubman voting stock entitled to vote thereon (voting as a single class).  Adoption of the Adjournment Proposal required the affirmative votes of the majority of Taubman voting stock entitled to vote thereon.

Each of the three proposals was approved by the requisite vote of the Company’s shareholders.  The final voting results for each proposal are described below.

(1)	Merger Agreement Proposal:

The total number of shares of the Taubman voting stock entitled to vote on the Merger Agreement Proposal were voted as follows:

For	Against	Abstain
74,299,509	232,096	691,455

The total number of shares of the Taubman Series B preferred stock entitled to vote on the Merger Agreement Proposal were voted as follows:

For	Against	Abstain
25,926,021	66,808	0

The total number of shares of the Taubman voting stock entitled to vote on the Merger Agreement Proposal, excluding the shares of Taubman voting stock owned of record or beneficially by the Taubman family members were voted as follows:

For	Against	Abstain
48,387,750	232,096	691,455

(2)	Advisory Compensation Proposal:
For	Against	Abstain
72,657,133	1,837,257	728,670

(3)	Adjournment Proposal:
For	Against	Abstain
70,164,265	4,340,298	718,497

Because the Merger Agreement Proposal was adopted by the requisite vote, no adjournment to solicit additional proxies was necessary.

Item 8.01.    OTHER EVENTS.

On June 25, 2020, the Company issued a press release (the “Press Release”) announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 25, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020	TAUBMAN CENTERS, INC.

	By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer